UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_________________________________________
FORM 8-K
_________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 7, 2024
_________________________________________
CURIOSITYSTREAM INC.
(Exact Name of Issuer as Specified in Charter)
_________________________________________

Delaware	001-39139	84-1797523
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
8484 Georgia Ave., Suite 700
Silver Spring, Maryland
(Address of principal executive offices)
20910
(Zip code)
(301) 755-2050
(Registrant’s telephone number, including area code)
_________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

o	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

o	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.0001	CURI	NASDAQ
Warrants, each exercisable for one share of Common stock at an exercise price of $11.50 per share	CURIW	NASDAQ
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  x
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  o

Item 2.02    Results of Operations and Financial Condition.
On August 13, 2024, CuriosityStream Inc. (the "Company" or "CuriosityStream") announced its financial results for the second quarter ended June 30, 2024, in a press release dated August 13, 2024 (the "Press Release"). The full text of the Press Release is furnished as Exhibit 99.1 to this Current Report on Form 8-K (this “Current Report”) and is incorporated herein by reference.
In accordance with General Instruction B.2 of Form 8-K, the information furnished under Item 2.02 of this Current Report (including Exhibit 99.1) is deemed to be “furnished” and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall such information be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.
Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On August 7, 2024, the Company filed with the Secretary of State of Delaware a Certificate of Amendment to the Second Amended and Restated Certificate of Incorporation to provide for the exculpation of officers of the Company to the fullest extent permitted by law (the “Officer Exculpation Amendment”). The stockholders of the Company previously approved the Officer Exculpation Amendment at the 2024 annual meeting of stockholders held on June 5, 2024.
The above description of the Officer Exculpation Amendment is qualified in its entirety by reference to the full text of the Officer Exculpation Amendment, a copy of which is filed as Exhibit 3.1 to this Current Report and incorporated herein by reference.
Item 8.01 Other Events.
On August 13, 2024, the Company announced in the Press Release that the Company's Board of Directors approved that the Company declare a quarterly cash dividend of $0.025 per share of the Company's Common Stock payable on October 31, 2024, to stockholders of record on October 12, 2024.
Cautionary Statements Regarding Forward-Looking Information
Certain statements in this Current Report on Form 8-K may be considered “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 including, but not limited to, CuriosityStream’s expectations or predictions of future financial or business performance or conditions, plans to pay regular dividends, consumers’ valuation of factual content, and the Company’s continued success. Forward-looking statements are inherently subject to risks, uncertainties and assumptions. Generally, statements that are not historical facts, including statements concerning possible or assumed future actions, business strategies, events or results of operations, are forward-looking statements. These statements may be preceded by, followed by or include the words “believes,” “estimates,” “expects,” “projects,” “forecasts,” “may,” “will,” “should,” “seeks,” “plans,” “scheduled,” “anticipates,” “predicts” or “intends” or similar expressions. Such forward-looking statements involve risks and uncertainties that may cause actual events, results or performance to differ materially from those indicated by such statements. Certain of these risks are identified and discussed under “Risk Factors” in CuriosityStream’s Annual Report on Form 10-K for the year ended December 31, 2023, that we filed with the Securities and Exchange Commission (the “SEC”) on March 25, 2024, and in CuriosityStream’s other SEC filings. These risk factors are important to consider in determining future results and should be reviewed in their entirety. Forward-looking statements are based on the current belief of the management of CuriosityStream, based on currently available information, as to the outcome and timing of future events, and involve factors, risks, and uncertainties that may cause actual results in future periods to differ materially from such statements. However, there can be no assurance that the events, results or trends identified in these forward-looking statements will occur or be achieved. Forward-looking statements speak only as of the date they are made, and CuriosityStream is not under any obligation, and expressly disclaims any obligation to update, alter or otherwise revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law. Readers should carefully review the statements set forth in the reports that CuriosityStream has filed or will file from time to time with the SEC.
In addition to factors previously disclosed in CuriosityStream’s reports filed with the SEC and those identified elsewhere in this communication, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: (i) risks related to CuriosityStream’s ability to maintain and develop new and existing revenue-generating relationships and partnerships or to significantly increase CuriosityStream’s subscriber base and retain customers; (ii) the effects of pending and future legislation; (iii) risks of the internet, online commerce and media industry; (iv) the highly competitive nature of the internet, online commerce and media industry and CuriosityStream’s ability to compete therein; (v) litigation, complaints, and/or adverse publicity; and (vi) privacy and data protection laws, privacy or data breaches, or the loss of data.

Item 9.01           Financial Statement and Exhibits.
(d)Exhibits

Exhibit No.	Description

3.1	Certificate of Amendment to the Second Amended and Restated Certificate of Incorporation of CuriosityStream Inc., dated August 7, 2024

99.1	Press Release, dated August 13, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

CURIOSITYSTREAM INC.
Date: August 13, 2024

/s/ Tia Cudahy
Tia Cudahy
Chief Operating Officer and General Counsel